UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 2, 2007

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware
	1-9750	38-2478409
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1334 York Avenue
New York, NY	10021
(Address of principal executive offices)	(Zip Code)

(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Committee Appointments

Sotheby’s, a Delaware corporation (the “Company”), previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 4, 2007 reporting the election of John M. Angelo and Diana L. Taylor on April 2, 2007 to the Company’s Board of Directors. Pursuant to Instruction (2) to Item 5.02 of Form 8-K, the Company is filing this amendment to report that on May 7, 2007 Mr. Angelo was elected by the Board of Directors to serve as a member of the Board’s Compensation Committee and that Ms. Taylor was elected by the Board of Directors to serve as a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Kevin M. Delaney

Kevin M. Delaney
Vice President, Corporate
Controller and Chief
Accounting Officer

Date:	May 11, 2007